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Tiffany & Co.                                                       Exhibit 21.1
Subsidiaries                                                       Tiffany & Co.
                                                             Report on Form 10-K


                                ===============
                                 TIFFANY & CO.
                                    Delaware
                                August 16, 1984
                                ===============
          ===================                        =================
          TIFFANY AND COMPANY                          TIFFANY & CO.
                                                       INTERNATIONAL
              New York                                    Delaware
            May 30, 1968                              October 11, 1984
          ===================                        =================


   Domestic         International             Domestic          International
 Subsidiaries       Subsidiaries            Subsidiaries        Subsidiaries
================  ====================== =================== ===================
TIFFANY & CO.         TIFFANY & CO.          TIFFANY & CO.      TIFFANY & CO.
  ICT, INC.        (NEW YORK) PTY. LTD.        JAPAN INC.        OF NEW YORK
                                                                   LIMITED

  Delaware              Australia              Delaware           Hong Kong
================  ====================== =================== ===================
================  ====================== =================== ===================
    JUDEL          SOCIETE FRANCAISE                           TIFFANY FARAONE
PRODUCTS CORP.    POUR LE DEVELOPPEMENT                             S.p.A.
  (Formerly       DE LA PORCELAINE D'ART
  Glassware
Acquisition Inc.
 West Virginia            France                                    Italy
================  ======================                     ===================
================  ======================                     ===================
                       TIFFANY & CO.                          TIFFCO. KOREA LTD.
                   (Unlimited Liability)

                       United Kingdom                         Republic of Korea
                  ======================                     ===================
                  ======================                     ===================
                    TIFFANY & CO. K.K.                          Tiffany & Co.
                  (Tiffany and Company                           Mexico, S.A.
                  51% Mitsukoshi, Ltd.                              de C.V.
                           49%)
                          Japan                                     Mexico
                  ======================                     ===================
                  ======================                     ===================
                                                                 TIFFANY & CO.
                                                               OVERSEAS FINANCE
                                                                      B.V.

                                                                  Netherlands
                                                             ===================
                                                             ===================
                                                                 TIFFANY & CO.
                                                                    PTE LTD.

                                                                   Singapore
                                                             ===================
                                                               ===============
                                                               UPTOWN ALLIANCE
                                                                (M) sdn. blvd

                                                                   Malaysia
                                                               ===============
                                                             ===================
                                                                 TIFFANY & CO.
                                                                     A.G.

                                                             Switzerland-Canton
                                                                    Zurich
                                                             ===================
                                                             ===================
                                                                 TIFFANY & CO.
                                                              WATCH CENTER A.G.

                                                              Switzerland-Canton
                                                                    Zurich
                                                             ===================